                                                                    EXHIBIT 10.5

                           STREAM INTERNATIONAL INC.

                      1995 REPLACEMENT STOCK OPTION PLAN


1.   PURPOSE
     -------

     The purpose of this 1995 Replacement Stock Option Plan (the "Plan") is to enable Stream International Inc. (the "Company") to grant options to purchase shares of Class B-V Common Stock of the Company ("Stock") and an interest in the Stream Incentive Option (as defined below) in replacement of options previously granted by Software Holdings, Inc. ("SHI") under the 1993 Stock Option Plan of SHI (the "1993 Plan"). Any employee, consultant, director or adviser of the Company or any of its subsidiaries designated to participate in the Plan is referred to as a "participant."

     Options granted pursuant to the Plan may be incentive stock options as defined in section 422 of the Internal Revenue Code of 1986 (as from time to time amended, the "Code") (any option that is intended so to qualify as an incentive stock option being referred to herein as an "incentive option"), or options that are not incentive options, or both. Non-incentive options shall be granted in the form of Exhibit A hereto (as it may be amended or modified from time to time by the Board of Directors (the "Board") of the Company), and incentive options shall be granted in the form of Exhibit B hereto (as it may be amended or modified from time to time by the Board). Except as otherwise expressly provided with respect to an option grant, no option granted pursuant to the Plan shall be an incentive option.

2.   ADMINISTRATION
     --------------

     The Plan shall be administered by the Board. The Board shall have authority, not inconsistent with the express provisions of the Plan, (a) to grant options in replacement of options previously granted by SHI under the 1993 Plan (the "SHI Options"); (b) to determine which options are, and which options are not, incentive options; (c) to determine the terms and conditions of each option; (d) to prescribe the form or forms of any instruments evidencing options and any other instruments necessary or advisable under the Plan and to change such forms from time to time; (e) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (f) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Board shall be conclusive and shall bind all parties. Subject to Section 8, the Board shall also have the authority, both generally and in particular instances, to waive compliance by a participant with any obligation to be performed by him under an option, to waive any condition or provision of an option, and to amend or cancel any option except that the Board may not take any action with respect to an outstanding option that would adversely affect the rights of the participant under such option without such participant's consent. Nothing in the preceding sentence shall be construed as limiting the power of the Board to make adjustments required by Section 4(a), Section 4(c) and Section 6(i)

     The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to a committee (the "Committee"), in which event all references (as appropriate) to the Board hereunder shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist of at least two directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

3.   EFFECTIVE DATE AND TERM OF PLAN
     -------------------------------

     The Plan shall become effective on April 21, 1995.

     No options shall be granted under the Plan other than in replacement of SHI Options. This Plan shall terminate on December 31, 1995, but options previously granted may extend beyond that date.

4.   SHARES SUBJECT TO THE PLAN
     --------------------------

     (a)  Number of Shares.  Subject to adjustment as provided in Section 4(c),
          ----------------
an aggregate of 167,624 shares of Class B-V Common Stock may be delivered upon the exercise of options granted under the Plan, plus the number of shares of
                                                ----
Class A Common Stock of the Company delivered upon exercise of any portion of the Newco Incentive Option in which optionees under this Plan have an interest, as set forth in Section 6. From and after the mandatory conversion of all shares of Class B-V Common Stock of the Company into Class A Common Stock of the Company pursuant to the Restated Certificate of Incorporation of the Company, as it may be amended, the terms "Class B-V Common Stock" and "Stock," as used in this Plan, shall refer to the Class A Common Stock of the Company, and the number of shares available under this Plan and the number of shares subject to each option granted under this Plan, including the purchase price therefor, shall be appropriately adjusted by the Board, pursuant to Section 4(c), to reflect the rate of such conversion.

     (b)  Shares to be Delivered.  Shares delivered under the Plan shall be
          ----------------------
authorized but unissued Stock or, if the Board so decides in its sole discretion, previously issued Stock acquired by the Company and held in its treasury. No fractional shares of Stock shall be delivered under the Plan.

     (c)  Changes in Stock.  In the event of a stock dividend, stock split or
          ----------------
combination of shares, recapitalization or other change in the Company's capital stock, the number and kind of shares of Stock or securities of the Company subject to options then outstanding, the exercise price of such options, the maximum number of shares or securities that may be delivered under the Plan, and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding on all persons.

     The Board may also adjust the number of shares subject to outstanding options, the exercise price of outstanding options and the terms of outstanding options, to take into consideration material changes in accounting practices or principles, extraordinary dividends, consolidations or mergers, acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an incentive option, without the consent of the participant, if it would constitute a modification, extension or renewal of the option within the meaning of section 424(h) of the Code.

5.   ELIGIBILITY FOR OPTIONS
     -----------------------

     Persons eligible to receive options under the Plan shall be limited to holders of SHI Options. Options shall be granted under the Plan only to the extent an SHI Option is concurrently cancelled.

6.   TERMS AND CONDITIONS OF OPTIONS
     -------------------------------

     (a)  Exercise Price; Number of Shares and Interest in Newco Incentive
          ----------------------------------------------------------------
Option. The exercise price of each option granted under the Plan shall be equal to the exercise price of the SHI Option replaced by such option (the "Replaced Option"), multiplied by 2.22224 (rounded to the nearest hundredth), and the number of shares of Stock covered by such option shall equal the number of shares of Class A Common Stock of SHI covered by the Replaced Option, multiplied by .4499965 (rounded up or down to the nearest whole number). In addition, upon any exercise of an option granted under the Plan prior to the exercise of the Newco Incentive Option (as defined in the Agreement and Plan of Merger dated as of April 21, 1995 [the "Merger Agreement"] among the Company, R.R. Donnelley Merger Company and SHI), the Company shall issue to the participant exercising such option an interest in the Newco Incentive Option. Such interest in the Newco Incentive Option shall be evidenced by a certificate in the form attached as Annex B to the Merger Agreement. To the extent an option granted under the
                                     -----------------------------------------
Plan is exercised after the Exercise Date, no interest in the Newco Incentive
-----------------------------------------------------------------------------
Option shall be granted with respect to such option.
---------------------------------------------------

     (b)  Duration of Options.  Except as otherwise agreed between the Company
          -------------------
and a participant, each option granted to such participant shall be exercisable during the same period or periods during which the Replaced Option was exercisable.

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

     (c)  Exercise of Options.
          -------------------

          (1) Except as otherwise agreed between the Company and any participant, each option granted under the Plan shall be exercisable at such time or times and upon such terms and conditions as specified in the Replaced Option. In the case of an option not immediately exercisable in full, the Board may at any time accelerate the time at which all or any part of the option may be exercised.

          (2) Any exercise of an option shall be in writing, signed by the proper person and furnished to the Company, accompanied by (i) such documents as may be required by the Company and (ii) payment in full as specified below in Section 6(d) for the number of whole shares for which the option is exercised.

          (3) In the case of an option that is not an incentive option, the Company shall have the right to require, prior to the delivery of any Stock pursuant to the exercise of the option, that the participant exercising the option remit to the Company an amount in cash or by personal check, certified check, bank draft or money order payable to the order of the Company sufficient to satisfy any federal, state or local withholding tax requirements arising in connection with the exercise of the option (the date such obligation arises being referred to as the "Tax Date") (or make other arrangements satisfactory to the Company with regard to such taxes). If specified in the instrument evidencing an option or permitted by the Board, either at the time of the grant of the option or the time of exercise, the participant may elect, at such time and in such manner as the Board may prescribe, to satisfy such withholding obligation by (i) delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay such withholding obligation, (ii) delivering to the Company whole shares of Stock (which the participant has held for at least six months prior to the delivery of such shares or acquired on the open market and for which the participant has good title, free and clear of all liens and encumbrances) having a fair market value, determined as of the Tax Date, equal to such withholding obligation, or (iii) requesting that the Company withhold from the shares of Stock to be delivered upon exercise of the option a number of whole shares of Stock having a fair market value equal, determined as of the Tax Date, to such withholding obligation; provided, however, that the Company shall have sole

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

               discretion to disapprove of an election pursuant to any of clauses (i), (ii) or (iii) and that in the case of a participant who is subject to Section 16 of the Exchange Act, the Company may require that the method of satisfying such an obligation be in compliance with Section 16 of the Exchange Act and the rules and regulations thereunder. Stock may be delivered or withheld having an aggregate fair market value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the participant's maximum marginal tax rate. Any fraction of a share of Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the participant.

               In the case of an incentive option, if at the time the option is exercised the Company determines that under applicable law and regulations the Company could be liable for the withholding of any federal, state or other tax with respect to a disposition of the Stock received upon exercise, the Board may require as a condition of exercise that the participant exercising the option agree (i) to inform the Company promptly of any disposition (within the meaning of section 424(c) of the Code and the regulations thereunder) of Stock received upon exercise, and (ii) to give such security as the Company deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Company to preserve the adequacy of such security.

          (4) If an option is exercised by the executor or administrator of a deceased participant, or by the person or persons to whom the option has been transferred by the participant's will or applicable laws of descent and distribution or pursuant to any beneficiary designation procedures established by the Company, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

     (d)  Payment for and Delivery of Stock. Stock purchased upon exercise of an
          ---------------------------------
option under the Plan shall be paid for as follows: (i) in cash or by personal check, certified check, bank draft or money order payable to the order of the Company or (ii) if specified in the instrument evidencing an option or permitted by the Board (which, in the case of an incentive option, shall specify such method of payment in the instrument evidencing the option), (A) through the delivery of whole shares of Stock (which the participant has held for at least six months prior to the delivery of such shares or acquired on the open market and for which the participant has good title, free and clear of all liens and encumbrances) having a fair market value on the last business day preceding the date of exercise equal to the purchase price or (B) by delivery of a full recourse promissory note of the participant to the Company, such note to be payable on such terms as are specified by the Company or (C) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or (D) by any combination of the permissible forms of payment. The Company shall have sole discretion to disapprove of an election pursuant to any of clauses (A)-(D) and in the case of a participant who is subject to Section 16 of the Exchange Act, the Company may require that the method of making such payment be in compliance with Section 16 and the rules and regulations thereunder. Any fraction of a share of Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the participant. No Certificate representing Stock shall be delivered until the full purchase price therefor has been paid.

     (e)  Delivery of Stock.  A participant shall not have the rights of a
          -----------------
shareholder with regard to options under the Plan except as to Stock actually received by him under the Plan.

     The Company shall not be obligated to deliver any shares of Stock (i) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, and (ii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (iii) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

     (f)  Nontransferability of Options. No option may be transferred other than
          -----------------------------
by will or by the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or (ii) as otherwise permitted under Rule 16b-3 under the Exchange Act as set forth in the instrument evidencing such option. Except as permitted by the foregoing sentence, during a participant's lifetime an option may be exercised only by him. Except as permitted by the second preceding sentence, no option may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option, such option and all rights thereunder shall immediately become null and void.

     (g)  Death.  If a participant dies, each option held by the participant
          -----
immediately prior to death may be exercised, to the extent it was exercisable immediately prior to death, by his executor or administrator, or by the person or persons to whom the option is transferred by will or applicable laws of descent and distribution or pursuant to beneficiary designation procedures established by the Company, at any time within the period ending with the first anniversary of the participant's death but in no event beyond the "Final Exercise Date" (as specified in the option). All options held by a participant immediately prior to death that are not then exercisable shall terminate on the date of death.

     (h)  Other Termination of Service.  If an employee's employment with the
          ----------------------------
Company and its subsidiaries terminates for any reason, other than death, all options held by the employee that are not then exercisable shall terminate; provided, that the Board in its sole discretion may provide (either prior to or following termination) that any or all of such portion of an option which is not exercisable immediately prior to termination shall be treated as having become exercisable immediately prior to termination. Options that are exercisable on the date employment terminates for any reason other than death shall continue to be exercisable for a period of three months (or such longer period as the Company may determine, but in no event beyond the Final Exercise Date) unless the employee was terminated for cause which in the opinion of the Board casts such discredit on him as to justify termination of his options. Subject to
Section 6(g), after completion of that three-month period such options shall terminate to the extent not previously exercised, expired or terminated. For purposes of this Section 6(h), employment shall not be considered terminated (i) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Company or (ii) in the case of a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which Section 424(a) of the Code applies.

     In the case of a participant who is not an employee, provisions relating to the exercisability of options following termination of service for any reason other than death shall be specified in the option. If not so specified, all options held by such participant that are not exercisable immediately prior to termination of service for any reason other than death shall terminate upon such termination of service. Options that are exercisable immediately prior to termination of service as a consultant, director or adviser for any reason other than death shall continue to be exercisable for period of three months (or such longer period as the Company may determine, but in no event beyond the Final Exercise Date) unless the participant was terminated for cause which in the opinion of the Board casts such discredit on him as to justify termination of his options. Subject to Section 6(g), after completion of that three-month period such options shall terminate to the extent not previously exercised, expired or terminated.

     (i)  Acquisition Events.  Upon the occurrence of an Acquisition Event (as
          ------------------
defined below), all outstanding options shall terminate, provided that at least 10 days prior to the effective date of such Acquisition Event, the Board shall either (i) make all outstanding options exercisable immediately prior to consummation of such Acquisition Event or (ii) if there is a surviving or acquiring corporation, arrange, subject to consummation of the Acquisition Event, to have that corporation or an affiliate of that corporation grant to participants replacement options which in the case of incentive options satisfy, in the determination of the Board, the requirements of section 424(a) of the Code. An "Acquisition Event" shall mean (i) any merger or consolidation involving the Company other than a merger or consolidation after the consummation of which the shareholders of the Company immediately prior to such merger or consolidation own more than 50% of the outstanding voting securities of the surviving corporation or of a corporation that owns, directly or indirectly, all of the capital stock of such surviving corporation, (ii) any sale of all or substantially all of the assets of the Company or (iii) the acquisition of more than 50% of the outstanding voting securities of the Company by a single person or entity or group of persons and/or entities acting in concert; provided, however, that the following acquisitions shall not constitute an Acquisition Event: (A) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (B) any acquisition by R.R. Donnelley & Sons Company or any affiliate (as defined under Regulation 12B under the Exchange
Act) of R.R. Donnelley & Sons Company.

     (j)  Put and Call Rights, Etc. In the event of any (i) Disposition or Total
          ------------------------
Disposition (as such terms are defined in the Company's Restated Certificate of Incorporation) by R.R. Donnelley & Sons Company ("RRD") that triggers certain Tag Along or Drag Along Rights (as such rights are defined in the Company's Restated Certificate of Incorporation), (ii) exercise by any stockholder of the Company of the Put Right set forth in the Company's Restated Certificate of Incorporation, or (iii) exercise by the Company of its Call Right set forth in the Company's Restated Certificate of Incorporation (in each case, a "Trigger Event"), the exercisability of all then outstanding options under this Plan shall accelerate so that such options shall immediately be exercisable in full. The holders of such options, to the same extent as B Holders (as such term is defined in the Company's Restated Certificate of Incorporation), (A) upon a Disposition or Total Disposition, shall be entitled to participate in the Tag Along or Drag Along Rights, as the case may be, and shall be subject to the Drag Along Rights, (B) upon the exercise of the Put Right, shall be entitled to participate in the Put Right and shall be subject to the Mandatory Put (as defined in the Company's Restated Certificate of Incorporation) and (C) upon the exercise of the Call Right, shall be subject to, and entitled to participate in the sale of shares pursuant to, the Call Right; provided, that in each such case
                                                --------
any amounts
payable to an optionee in connection with such Tag Along, Drag Along, Put Right, Mandatory Put or Call Right shall, to the extent the options then held by such optionee have not been exercised, be net of the aggregate option exercise price of such options.

7.   EMPLOYMENT RIGHTS
     -----------------

     Neither the adoption of the Plan nor the grant of options shall confer upon any participant any right to continue as an employee or director of, or consultant or adviser to, the Company or any parent or subsidiary or affect in any way the right of the Company or parent or subsidiary to terminate such participant at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in options granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a participant even if the termination is in violation of an obligation of the Company to the participant by contract or otherwise.

8.   AMENDMENT
     ---------

     With the consent of the participant, the Board may at any time cancel an existing option in whole or in part and grant another option for such number of shares as the Board specifies. The Board may at any time or times amend the Plan or any outstanding option for the purpose of satisfying the requirements of section 422 of the Code or of any changes in applicable laws or regulations or for any other purpose that may at the time be permitted by law, provided that, except to the extent expressly permitted by the Plan, no such amendment shall, without the approval of the shareholders of the Company, effectuate a change for which shareholder approval is required in order for the Plan to continue to qualify under Rule 16b-3 (if applicable). No such amendment shall adversely affect the rights of any participant, without his consent, under any option previously granted (except as permitted by the terms of the Stream Incentive Option).

                                                                       EXHIBIT A
                                                                       ---------
                                           to 1995 Replacement Stock Option Plan
                                           -------------------------------------

                           STREAM INTERNATIONAL INC.
                      1995 REPLACEMENT STOCK OPTION PLAN

                       Non-Incentive Option Certificate
                       --------------------------------


     Stock option granted by Stream International Inc., a Delaware corporation (the "Company"), to [NAME OF OPTIONEE] (the "Optionee"), pursuant to the Company's 1995 Replacement Stock Option Plan (the "Plan") in replacement for options previously granted to the Optionee under the 1993 Stock Option Plan (the "1993 Plan") of Software Holdings, Inc. ("SHI"). All initially capitalized terms not otherwise defined herein shall have the meaning provided in the Plan.

1.   Grant of Option
     ---------------

     (a) This certificate evidences the grant by the Company on April 21, 1995 to the Optionee of an option to purchase, in whole or in part, on the terms provided herein and in the Plan, a total of _________ shares of Class B-V Common Stock of the Company (the "Shares") at a purchase price of $[____] per Share. In addition, upon any exercise of this option prior to the exercise of the Newco Incentive Option (as defined in the Agreement and Plan of Merger dated as of April 21, 1995 [the "Merger Agreement"] among the Company, R.R. Donnelley Merger Company and SHI), the Company shall issue to the Optionee an interest in the Newco Incentive Option. Such interest in the Newco Incentive Option shall be evidenced by a certificate in the form attached as Annex B to the Merger Agreement and shall be subject to change as set forth in the Newco Incentive Option. To the extent this option is exercised after the Exercise Date, no
         ------------------------------------------------------------------
interest in the Newco Incentive Option shall be granted with respect to this
----------------------------------------------------------------------------
option.
------

     (b) The latest date on which this option may be exercised (the "Final Exercise Date") is [__________]. The option evidenced by this certificate is not an incentive stock option.

     (c) This option is exercisable in the installments indicated on Schedule 1 hereto.

     (d) This option shall become null and void unless the Optionee shall accept this certificate by executing it in the space provided below and returning such original execution copy to the Secretary of the Company.

2.   Exercise of Option.
     ------------------

     Each election to exercise this option shall be in writing, signed by the Optionee or by his/her executor or administrator or by the person or persons to whom this option is transferred by will or applicable laws of descent and distribution or pursuant to any beneficiary designation procedures established by the Company (the "Legal Representative"), and received by the Secretary of the Company at its principal office, accompanied by payment in full and by such additional documentation evidencing the right to exercise (or, in the case of a Legal Representative, of the authority of such person) as the Company may require. The purchase price may be paid (i) in cash or by personal check, certified check, bank draft or money order payable to the order of the Company,
(ii) through the delivery of whole shares of Class B-V Common Stock of the Company (which the Optionee has held for at least six months prior to the delivery of such shares or acquired on the open market and for which the participant has good title, free and clear of all liens and encumbrances) having a fair market value on the last business day preceding the date of exercise equal to the exercise price, (iii) by delivery of an unconditional and irrevocable undertaking by a broker to deliver to the Company promptly upon the settlement of the sale of the Shares to be issued sufficient funds to pay the exercise price, or (iv) by any combination of the permissible forms of payment. The Company shall have sole discretion to disapprove of an election pursuant to any of clauses (ii), (iii) or (iv) and in the event the Optionee is subject to
Section 16 of the Exchange Act, the Company may require that the method of making such payment be in compliance with Section 16 and the rules and regulations thereunder. Any fraction of a share of Class B-V Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the Optionee. No certificate representing Shares shall be delivered until the full purchase price therefor has been paid.

3.   Restrictions on Transfer
     ------------------------

     Certificates evidencing any Shares purchased by the Optionee upon exercise of options granted hereby shall bear the legends required by the Company's Restated Certificate of Incorporation.

4.   Withholding
     -----------

     No Shares will be transferred pursuant to the exercise of this option unless and until the person exercising this option shall have remitted to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements arising in connection with the option, or shall have made other arrangements satisfactory to the Company with respect to such taxes. Any such withholding tax requirements may be satisfied by (i) making a payment in cash or by personal check, certified check, bank draft or money order payable to the order of the Company, (ii) delivery of an unconditional and irrevocable undertaking by a broker to deliver to the Company promptly upon the settlement of the sale of the Shares to be issued sufficient funds to pay the exercise price, (iii) delivery of whole shares of Class B-V Common Stock of the Company (which the Optionee has held for at least six months prior to the delivery of such shares or acquired on the open market and which the participant has good title, free and clear of all liens and encumbrances) having a fair market value, determined as of the Tax Date, equal to such withholding obligation or (iv) requesting that the Company withhold from the Shares to be delivered upon the exercise a number of Shares having a fair market value, determined as of the Tax Date, equal to such withholding obligation; provided, however, that the Company shall have sole discretion to disapprove of an election pursuant to any of clauses (ii), (iii) or (iv) and that in event the Optionee is subject to Section 16 of the Exchange Act, the Company may require that the method of satisfying such an obligation be in compliance with Section 16 of the Exchange Act and the rules and regulations thereunder. Stock may be delivered or withheld having an aggregate fair market value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the Optionee's maximum marginal tax rate. Any fraction of a Share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the Optionee.

5.   Status Change
     -------------

     Upon the Optionee's termination of employment with the Company or any subsidiary thereof for any reason, this option shall terminate as to any Shares for which it was not exercisable immediately prior to termination; provided,
                                                                   --------
that the Board or Committee in its sole discretion may provide (either prior to or following termination) that any or all of such portion of this option which is not exercisable immediately prior to termination shall be treated as having become exercisable immediately prior to termination. As to that number of Shares for which this option was exercisable (or deemed exercisable by action of the Board or Committee) immediately prior to termination, it shall remain exercisable as follows:

     (i) if termination occurs for any reason other than death, for a period of three months following the date of termination, except as provided in clause (ii) below (but in no event beyond the Final Exercise
           Date), or

     (ii) following death, including death during the three-month period following termination of employment for any reason other than death for a period of twelve months thereafter, but not beyond the Final Exercise Date.

Notwithstanding the foregoing, if the Optionee is terminated for cause (as provided in the Plan), the option shall immediately terminate as to all Shares subject to the option.

6.   Nontransferability of Option.
     ----------------------------

     This option is not transferable by the Optionee other than by will or the laws of descent and distribution, or pursuant to beneficiary designation procedures approved by the Company. During the Optionee's lifetime, this option may be exercised only by the Optionee. Except as permitted by the second preceding sentence, this option may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of this option and all rights hereunder shall immediately become null and void.

7.   Provisions of the Plan.
     ----------------------

     This option is subject in its entirety to the provisions of the Plan, a copy of which is furnished to the Optionee with this option.

8.   Registration Rights Agreement.
     -----------------------------

     Upon exercise of this option, the Optionee shall be entitled to become a party to the Registration Rights Agreement dated April 21, 1995 among the Company, certain stockholders of the Company and the former stockholders of SHI.

9.   1993 Plan Options.
     -----------------

     Pursuant to the provisions of the 1993 Plan, all options granted to the Optionee under the 1993 Plan, to the extent not exercised prior to the Effective Time (as defined in the Plan), are cancelled and shall be null and void.

10.  Notices.
     -------

     All notices, requests or other communications provided for in this certificate shall be made, if to the Company, to Stream International Inc., 2 Edgewater Drive, Norwood, Massachusetts 02062 (Fax No.: (617) 440-7070) and if to the Optionee at his or her address on the records of the Company. All notices, requests or other communications provided for in this certificate shall be made in writing either (a) by personal delivery to the party entitled thereto, (b) by facsimile with confirmation of receipt, (c) by mailing in the United States mails to the last known address of the party entitled thereto or
(d) by express courier service. The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile transmission or upon receipt by the party entitled thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communication is not received during regular business bonus, it shall be deemed to be received on the next succeeding business day of the Company.

11.  Governing Law.
     -------------

     This option, this certificate, and all determinations made and actions taken pursuant hereto and thereto, to the extent not governed by the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

     IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                              STREAM INTERNATIONAL INC.


                              By:__________________________________

                              Date:________________________________

Accepted:


_______________________________
Print Name of Employee


_______________________________
     (Signature)

                                 Schedule 1 to
                       Non-Incentive Option Certificate
                                     under
                      1995 Replacement Stock Option Plan


       [Same vesting schedule as vesting schedule for Replaced Option.]

                                                                       EXHIBIT B
                                                                       ---------
                                                       to 1995 Stock Option Plan
                                                       -------------------------

                           STREAM INTERNATIONAL INC.
                      1995 REPLACEMENT STOCK OPTION PLAN

                         Incentive Option Certificate
                         ----------------------------


     Stock option granted by Stream International Inc., a Delaware corporation (the "Company"), to [NAME OF OPTIONEE] (the "Optionee"), pursuant to the Company's 1995 Replacement Stock Option Plan (the "Plan") in replacement for options previously granted to Optionee under the 1993 Stock Option Plan (the "1993 Plan") of Software Holdings, Inc. ("SHI"). All initially capitalized terms not otherwise defined herein shall have the meaning provided in the Plan.

1.   Grant of Option
     ---------------

     (a) This certificate evidences the grant by the Company on April 21, 1995 to the Optionee of an option to purchase, in whole or in part, on the terms provided herein and in the Plan, a total of _________ shares of Class B-V Common Stock of the Company (the "Shares") at a purchase price of $[_____] per Share. In addition, upon any exercise of this option prior to the exercise of the Newco Incentive Option (as defined in the Agreement and Plan of Merger dated as of April 21, 1995 [the "Merger Agreement"] among the Company, SHI and others), the Company shall issue to the Optionee an interest in the Newco Incentive Option. Such interest in the Newco Incentive Option shall be evidenced by a certificate in the form attached as Annex B to the Merger Agreement and shall be subject to change as set forth in the Newco Incentive Option. To the extent this option is
                                                   ----------------------------
exercised after the Exercise Date, no interest on the Newco Incentive Option
----------------------------------------------------------------------------
shall be granted with respect to this option.
--------------------------------------------

     (b) The latest date on which this option may be exercised (the "Final Exercise Date") is [_____]. The option evidenced by this certificate is an incentive stock option.

     (c) This option is exercisable in the installments indicated on Schedule 1 hereto.

     (d) This option shall become null and void unless the Optionee shall accept this certificate by executing it in the space provided below and returning such original execution copy to the Secretary of the Company.

2.   Exercise of Option.
     ------------------

     Each election to exercise this option shall be in writing, signed by the Optionee or by his/her executor or administrator or by the person or persons to whom this option is transferred by will or applicable laws of descent and distribution or pursuant to any beneficiary designation procedures established by the Company (the "Legal Representative"), and received by the Secretary of the Company at its principal office, accompanied by payment in full and by such additional documentation evidencing the right to exercise (or, in the case of a Legal Representative, of the authority of such person) as the Company may require. The purchase price may be paid (i) in cash or by personal check, certified check, bank draft or money order payable to the order of the Company,
(ii) through the delivery of whole shares of Class B-V Common Stock of the Company (which the Optionee has held for at least six months prior to the delivery of such shares or acquired on the open market and for which the participant has good title, free and clear of all liens and encumbrances) having a fair market value on the last business day preceding the date of exercise equal to the exercise price, (iii) by delivery of an unconditional and irrevocable undertaking by a broker to deliver to the Company promptly upon the settlement of the sale of the Shares to be issued sufficient funds to pay the exercise price, or (iv) by any combination of the permissible forms of payment. The Company shall have sole discretion to disapprove of an election pursuant to any of clause's (ii), (iii) or (iv) and in the event the Optionee is subject to
Section 16 of the Exchange Act, the Company may require that the method of making such payment be in compliance with Section 16 and the rules and regulations thereunder. Any fraction of a share of Class B-V Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the Optionee. No certificate representing Shares shall be delivered until the full purchase price therefor has been paid.

3.   Restrictions on Transfer
     ------------------------

     Certificates evidencing any Shares purchased by the Optionee upon exercise of options granted hereby shall bear the legends required by the Company's Restated Certificate of Incorporation.

4.   Withholding
     -----------

     No Shares will be transferred pursuant to the exercise of this option unless and until the person exercising this option shall have satisfied all conditions established by the Board pursuant to Section 6(c) (3) of the Plan.

5.   Status Change
     -------------

     Upon the Optionee's termination of employment with the Company or any subsidiary thereof for any reason, this option shall terminate as to any Shares for which it was not exercisable immediately prior to termination; provided, that the Board or Committee in its sole discretion may provide (either prior to or following termination) that any or all of such portion of this option which is not exercisable immediately prior to termination shall be treated as having become exercisable immediately prior to termination. As to that number of Shares for which this option was exercisable (or deemed exercisable by action of the Board or Committee) immediately prior to termination, it shall remain exercisable as follows:

     (i) if termination occurs for any reason other than death for a period of three months following the date of termination, except as provided in clause (ii) below (but in no event beyond the Final Exercise Date), or

     (ii) following death, including death during the three-month period following termination of employment for any reason other than death, for a period of twelve months thereafter, but not beyond the Final Exercise Date.

Notwithstanding the foregoing, if the Optionee is terminated for cause (as provided in the Plan), the option shall immediately terminate as to all Shares subject to the option.

6.   Nontransferability of Option.
     ----------------------------

     This option is not transferable by the Optionee other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. During the Optionee's lifetime this option may be exercised only by the Optionee. Except as permitted by the second preceding sentence, this option may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of this option and all rights hereunder shall immediately become null and void.

7.   Provisions of the Plan.
     ----------------------

     This option is subject in its entirety to the provisions of the Plan, a copy of which is furnished to the Optionee with this option.

8.   Registration Rights Agreement.
     -----------------------------

     Upon exercise of this option, the Optionee shall be entitled to become a party to the Registration Rights Agreement dated April 21, 1995 among the Company, certain stockholders of the Company and the former stockholders of SHI.

9.   1993 Plan Options.
     -----------------

     Pursuant to the provisions of the 1993 Plan, all options granted to the Optionee under the 1993 Plan, to the extent not exercised prior to the Effective Time (as defined in the Plan), are cancelled and shall be null and void.

10.  Notices.
     -------

     All notices, requests or other communications provided for in this certificate shall be made, if to the Company, to Stream International Inc., 2 Edgewater Drive, Norwood, Massachusetts 02062, (Fax No.: (617) 440-7070) and if to the Optionee at his or her address on the records of the Company. All notices, requests or other communications provided for in this certificate shall be made in writing either (a) by personal delivery to the party entitled thereto, (b) by facsimile with confirmation of receipt, (c) by mailing in the United States mails to the last known address of the party entitled thereto or
(d) by express courier service. The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile transmission or upon receipt by the party entitled thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communication is not received during regular business bonus, it shall be deemed to be received on the next succeeding business day of the Company.

11.  Governing Law.
     -------------

     This option, this certificate, and all determinations made and actions taken pursuant hereto and thereto, to the extent not governed by the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

     IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                              STREAM INTERNATIONAL INC.


                              By:__________________________________


                              Date:________________________________

Accepted:


_______________________________
Print Name of Employee


_______________________________
      (Signature)

                                 Schedule 1 to
                         Incentive Option Certificate
                                     under
                      1995 Replacement Stock Option Plan
                      ----------------------------------


       [Same vesting schedule as vesting schedule for Replaced Option.]

                                       1